Exhibit 99.24

MBNA MASTER CREDIT CARD TRUST II

SERIES 1998-D

KEY PERFORMANCE FACTORS
May 31, 2001



Expected B Maturity 7/15/03


Blended Coupon 5.7303%


Excess Protection Level
3 Month Average   7.90%
May, 2001   7.79%
April, 2001   7.67%
March, 2001   8.25%


Cash Yield19.67%


Investor Charge Offs 5.45%


Base Rate 6.42%


Over 30 Day Delinquency 4.84%


Seller's Interest 8.52%


Total Payment Rate14.20%


Total Principal Balance$58,203,705,030.43


 Investor Participation Amount$559,000,000.00


Seller Participation Amount$4,958,014,468.94